UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 4, 2021
Date of Report (date of earliest event reported)

STEPSTONE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39510		84-3868757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

450 Lexington Avenue, 31st Floor	New York,	NY	10017
(Address of Principal Executive Offices)			(Zip Code)
(212) 351-6100
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	STEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On November 9, 2021, StepStone Group Inc. (the “Company”) issued a press release and detailed presentation announcing its financial results for the second fiscal quarter ended September 30, 2021. A copy of the press release and presentation are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference into this Item 2.02 as if fully set forth herein.
The information included in, or furnished with, this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2021, the Board of Directors (the “Board”) of the Company unanimously elected Scott Hart as the Company’s sole Chief Executive Officer, and Monte Brem as the Company’s Executive Chairman, each effective January 1, 2022. At such time, Mr. Brem, who founded the Company in 2007, will no longer serve as the Company’s Co-Chief Executive Officer, but will continue to serve as Chairman of the Board in addition to Executive Chairman of the Company. Mr. Hart will also continue to serve as a member of the Board. At this time, the Company has not entered into, amended, or modified any plan, contract, arrangement, grant, or award in connection with the Board’s election of Mr. Hart as the Company’s sole Chief Executive Officer and Mr. Brem as the Company’s Executive Chairman.
Mr. Hart has served as the Company's Co-Chief Executive Officer since November 2019 and as a director since September 2020. Mr. Hart has also served as Co-Chief Executive Officer of StepStone Group LP (the “Partnership”) since August 2019. He is a member of the Partnership's Executive Committee, Private Equity Investment Committee and Private Equity Portfolio and Risk Management Committee. He has held a number of responsibilities over time, managing a number of important client relationships, serving as Co-Head of Private Equity Co-Investments between January 2013 to October 2019 and helping with opening the firm’s London office. Prior to joining the Partnership in 2007, Mr. Hart was an Associate at TPG Capital, LP from 2005 to 2007. While at TPG Capital, LP, Mr. Hart focused on evaluating, executing and monitoring investments for a private equity fund, as well as helping to develop views on investment thesis, valuation, financing and exit strategy. From 2003 to 2005, Mr. Hart worked as an Analyst at Morgan Stanley in the Consumer & Retail group, where he performed financial and strategic analysis on acquisitions, leveraged buy-outs, divestitures, and debt and equity capital markets transactions. Mr. Hart received his B.B.A. from the University of Notre Dame.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of StepStone Group Inc. dated November 9, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPSTONE GROUP INC.

Date: November 9, 2021	By:	/s/ Johnny D. Randel
Johnny D. Randel
Chief Financial Officer
(Principal Financial Officer and Authorized Signatory)